Organization	12 Months Ended
Dec. 31, 2014
Organization [Abstract]
Organization
1.  Organization

Morgan Stanley Smith Barney Charter Campbell L.P. (“Charter Campbell”), Morgan Stanley Smith Barney Charter Aspect L.P. (“Charter Aspect”), and Morgan Stanley Smith Barney Charter WNT L.P. (“Charter WNT”) (individually, a “Partnership”, or collectively, the “Partnerships”) are limited partnerships organized to engage primarily in the speculative trading of futures contracts, options on futures and forward contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to, foreign currencies, financial instruments, metals, energy, and agricultural products (collectively, “Futures Interests”) (refer to Note 5. Financial Instruments).

Ceres Managed Futures LLC, a Delaware limited liability company, acts as the general partner (“Ceres” or the “General Partner”) and commodity pool operator of the Partnerships.  Ceres is a wholly-owned subsidiary of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”).  MSSBH is wholly-owned indirectly by Morgan Stanley.  Prior to June 28, 2013, Citigroup Inc. was the indirect minority owner of MSSBH.  Morgan Stanley Smith Barney LLC is doing business as Morgan Stanley Wealth Management (“Morgan Stanley Wealth Management”).  This entity previously acted as a non-clearing commodity broker for the Partnerships. Morgan Stanley Wealth Management is the principal subsidiary of MSSBH.

The clearing commodity broker is Morgan Stanley & Co. LLC (“MS&Co.”).   MS&Co. also acts as the counterparty on all trading of foreign currency forward contracts.  Morgan Stanley Capital Group Inc. (“MSCG”) acts as the counterparty on all trading of options on foreign currency forward contracts.  MS&Co. and MSCG are wholly-owned subsidiaries of Morgan Stanley.

The Partnerships no longer offer units of limited partnership interest (“Unit(s)”) for purchase or exchange.

Effective October 1, 2014, the flat rate brokerage fees, equal to an annual rate of 4.0% of the Partnerships’ net assets, were separated into (i) a general partner administrative fee payable to the General Partner equal to an annual rate of 2.0% of the Partnerships’ net assets, and (ii) an ongoing placement agent fee payable to Morgan Stanley Wealth Management equal to an annual rate of 2.0% of the Partnerships’ net assets.  The October 1, 2014 fee changes, in the aggregate, did not exceed the flat rate brokerage fee and, accordingly, there was no change to the aggregate fees incurred by the Partnerships.

Effective June 1, 2014, the management fee payable by Charter Campbell to trading advisor was reduced from a monthly management fee rate equal to 1/12th of 2% (a 2% annual rate) per month of net assets allocated to its trading advisor on the first day of each month to a monthly management fee rate equal to 1/12th of 1.5% (a 1.5% annual rate) per month of net assets allocated to its trading advisor on the first day of each month.

Effective April 1, 2014, the flat rate brokerage fees for the Partnerships were reduced from 6.0% per annum (paid monthly) to 4.0% per annum (paid monthly) of the Partnerships’ net assets.

Effective June 1, 2012, Aspect Capital Limited (“Aspect”) has agreed to reduce the monthly management fee for Charter Aspect from 1/12th of 2% (a 2% annual rate) to 1/12th of 1.5% (a 1.5% annual rate) of the net assets as of the first day of each month.

Effective January 1, 2012, Winton Capital Management Limited (“Winton”), in consultation with the General Partner, agreed to increase the amount of leverage applied to the assets of Charter WNT allocated to Winton and traded pursuant to Winton’s Diversified Program to 1.5 times.

Ceres is required to maintain a 1% minimum interest in the equity of each Partnership and income (losses) are shared by Ceres and the limited partners based on their proportional ownership interest.